Fidelity®

Exchange

Fund

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Exchange	-17.15%	-3.40%	137.71%
S&P 500 ®	-22.10%	-2.90%	144.31%
Growth & Income Funds Average	-20.48%	-2.80%	125.88%
Large-Cap Core Funds Average	-23.49%	-8.29%	110.27%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SMIndex (S&P 500®) - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Exchange	-17.15%	-0.69%	9.04%
S&P 500	-22.10%	-0.59%	9.34%
Growth & Income Funds Average	-20.48%	-0.82%	8.28%
Large-Cap Core Funds Average	-23.49%	-1.90%	7.55%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Exchange Fund on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Three years into the new millennium and major U.S. equity indexes still have yet to generate a positive return. The current three-year losing streak is the first of its kind since 1939-41, and only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the technology and telecommunications sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, we learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the ´90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investor psyche. On a more upbeat note, a solid fourth quarter rally spurred hopes for a recovery in 2003.

(Portfolio Manager photograph)
An interview with Tim Heffernan, Portfolio Manager of Fidelity Exchange Fund

Q. How did the fund perform, Tim?

A. For the 12-month period ending December 31, 2002, the fund was down 17.15%. In comparison, the Standard & Poor's 500 Index declined 22.10%, while the growth & income funds average tracked by Lipper Inc. dropped 20.48%.

Q. What factors caused the equity market to perform poorly in 2002?

A. The slow and uneven rate of domestic economic growth had a negative impact on corporate earnings, particularly on firms with large capitalizations whose businesses are closely tied to the health of the economy. Many companies in the S&P 500 didn't meet the earnings growth targets they set at the beginning of the year. Equally as significant, few companies reported positive earnings surprises, which are typically a catalyst for stock price appreciation. Those companies that did generate better-than-expected earnings growth often saw little stock price movement due to the poor overall market climate. Adding to the market's woes were accounting and corporate governance scandals that eroded investor confidence for much of the year. Finally, stock valuation levels generally were still high on a historical basis. This combination of soft earnings and a lack of valuation support helped drive the market down for the third year in a row.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What helped the fund outperform the S&P 500 index?

A. Having a higher exposure to relatively strong-performing consumer discretionary stocks made the biggest contribution to the fund's relative return. Consumer spending held up better than many expected amid the prevailing economic slowdown, fueling a positive business climate for many consumer discretionary holdings, including accessory apparel retailer Coach, a top performer for the fund. Elsewhere in the consumer discretionary sector, the fund's sizable position in media stocks, such as Gannett and Tribune, provided the biggest advantage for the fund, as these holdings collectively were flat, while media stocks held in the index fell more than 31%. Additionally, companies that sell products such as toothpaste, detergent, and food and beverages - items people typically don't cut back on during difficult times - also generally maintained relatively stable earnings growth. Consumer staples stocks were the best-performing sector of the market, as investors sought companies, such as fund holdings Anheuser-Busch and Procter & Gamble, that had a high probability of maintaining their profit growth. Finally, it also was helpful to own a smaller basket of technology stocks that didn't perform as poorly as those included in the index.

Q. What held back the fund's return?

A. The fund had very little exposure to the strong-performing bank sector, which hurt relative performance. Among other unfavorable results, the fund's health care holdings underperformed those in the index by nearly seven percentage points. More specifically, being overweighted in poor-performing pharmaceuticals, such as Bristol-Myers Squibb, Schering-Plough and Wyeth, proved disappointing.

Q. What's your outlook?

A. It's been three calendar years of negative returns for the equity market. While that's disheartening, it's also something that hasn't occurred in decades. My inclination is that we could see better returns for stocks going forward. I was particularly encouraged by the positive performance of the fund and the broader market during the past three months. Further, the Federal Reserve Board lowered key interest rates to 40-year lows, giving businesses an incentive to expand. At some point, demand should improve, and companies looking to attract new customers will begin to borrow and spend again. In the months ahead, I'll continue keeping a sharp eye on corporate earnings, looking to identify signs of economic improvement.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.9	6.4
American Express Co.	4.4	4.2
Johnson & Johnson	4.3	3.9
Exxon Mobil Corp.	4.2	4.5
McGraw-Hill Companies, Inc.	3.4	3.1
Gannett Co., Inc.	3.1	3.1
Hewlett-Packard Co.	3.1	2.5
Parker Hannifin Corp.	2.9	2.7
Tribune Co.	2.8	2.4
Anheuser-Busch Companies, Inc.	2.8	2.8
	36.9
Top Five Market Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.2	21.0
Health Care	18.6	18.0
Industrials	14.5	15.2
Consumer Staples	14.1	13.9
Financials	12.2	11.4
Asset Allocation (% of fund's net assets)
As of December 31, 2002 *		As of June 30, 2002 **
	Stocks 98.8%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 1.2%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	2.0%	** Foreign investments	2.3%

Annual Report

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.2%
Auto Components - 0.4%
Dana Corp.	63,870	$ 751,111
Delphi Corp.	18,280	147,154
		898,265
Automobiles - 0.3%
General Motors Corp.	19,171	706,643
Hotels, Restaurants & Leisure - 1.9%
McDonald's Corp.	241,217	3,878,769
Household Durables - 0.5%
The Stanley Works	27,948	966,442
Media - 13.6%
Cox Communications, Inc. Class A (a)	28,176	800,198
Gannett Co., Inc.	90,727	6,514,199
General Motors Corp. Class H (a)	20,115	215,231
Knight-Ridder, Inc.	36,500	2,308,625
McGraw-Hill Companies, Inc.	117,002	7,071,601
Tribune Co.	127,710	5,805,697
Viacom, Inc. Class B (non-vtg.) (a)	29,766	1,213,262
Walt Disney Co.	262,317	4,278,390
		28,207,203
Multiline Retail - 0.9%
Neiman Marcus Group, Inc. Class B (a)	11,752	321,182
The May Department Stores Co.	68,027	1,563,260
		1,884,442
Specialty Retail - 0.3%
Payless ShoeSource, Inc. (a)	12,740	655,728
Textiles Apparel & Luxury Goods - 2.3%
Coach, Inc. (a)	142,078	4,677,208
TOTAL CONSUMER DISCRETIONARY		41,874,700
CONSUMER STAPLES - 14.1%
Beverages - 4.5%
Anheuser-Busch Companies, Inc.	119,506	5,784,090
The Coca-Cola Co.	81,103	3,553,933
		9,338,023
Food & Drug Retailing - 0.3%
SUPERVALU, Inc.	33,817	558,319
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 1.4%
General Mills, Inc.	21,774	$ 1,022,289
Sara Lee Corp.	84,247	1,896,400
		2,918,689
Household Products - 4.4%
Colgate-Palmolive Co.	68,885	3,611,641
Procter & Gamble Co.	63,279	5,438,197
		9,049,838
Personal Products - 1.9%
Gillette Co.	130,971	3,976,280
Tobacco - 1.6%
Philip Morris Companies, Inc.	83,496	3,384,093
TOTAL CONSUMER STAPLES		29,225,242
ENERGY - 8.3%
Energy Equipment & Services - 1.2%
Schlumberger Ltd. (NY Shares)	52,168	2,195,751
Transocean, Inc.	10,070	233,624
		2,429,375
Oil & Gas - 7.1%
Anadarko Petroleum Corp.	5,825	279,018
ChevronTexaco Corp.	49,610	3,298,073
Exxon Mobil Corp.	247,730	8,655,686
Kerr-McGee Corp.	12,470	552,421
Royal Dutch Petroleum Co. (NY Shares)	44,100	1,941,282
		14,726,480
TOTAL ENERGY		17,155,855
FINANCIALS - 12.2%
Banks - 0.6%
Bank One Corp.	35,200	1,286,560
Diversified Financials - 7.7%
American Express Co.	260,301	9,201,640
Citigroup, Inc.	121,600	4,279,104
Lehman Brothers Holdings, Inc.	35,714	1,903,199
Waddell & Reed Financial, Inc. Class A	36,676	721,417
		16,105,360
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 3.9%
Berkshire Hathaway, Inc. Class B (a)	2,010	$ 4,870,230
Torchmark Corp.	79,802	2,915,167
Travelers Property Casualty Corp.:
Class A	5,400	79,110
Class B (a)	11,095	162,542
		8,027,049
TOTAL FINANCIALS		25,418,969
HEALTH CARE - 18.6%
Health Care Equipment & Supplies - 3.2%
Becton, Dickinson & Co.	87,148	2,674,572
Guidant Corp. (a)	105,022	3,239,929
Zimmer Holdings, Inc. (a)	17,501	726,642
		6,641,143
Pharmaceuticals - 15.4%
Bristol-Myers Squibb Co.	177,016	4,097,920
Eli Lilly & Co.	40,928	2,598,928
Johnson & Johnson	167,160	8,978,164
Merck & Co., Inc.	64,368	3,643,872
Pfizer, Inc.	182,149	5,568,295
Schering-Plough Corp.	138,738	3,079,984
Wyeth	108,604	4,061,790
		32,028,953
TOTAL HEALTH CARE		38,670,096
INDUSTRIALS - 14.5%
Aerospace & Defense - 2.1%
Raytheon Co.	37,540	1,154,355
United Technologies Corp.	51,944	3,217,411
		4,371,766
Commercial Services & Supplies - 0.4%
Waste Management, Inc.	35,250	807,930
Industrial Conglomerates - 7.6%
3M Co.	29,200	3,600,360
General Electric Co.	503,103	12,250,557
		15,850,917
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 3.9%
Parker Hannifin Corp.	128,907	$ 5,946,480
SPX Corp. (a)	54,316	2,034,134
		7,980,614
Road & Rail - 0.5%
Union Pacific Corp.	18,590	1,112,983
TOTAL INDUSTRIALS		30,124,210
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.9%
Motorola, Inc.	205,398	1,776,693
Computers & Peripherals - 4.4%
Hewlett-Packard Co.	371,405	6,447,591
International Business Machines Corp.	35,388	2,742,570
		9,190,161
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	75,053	1,347,952
Semiconductor Equipment & Products - 0.3%
Cabot Microelectronics Corp. (a)	14,577	688,034
Software - 1.2%
Microsoft Corp. (a)	47,700	2,466,090
TOTAL INFORMATION TECHNOLOGY		15,468,930
MATERIALS - 2.6%
Chemicals - 2.6%
Air Products & Chemicals, Inc.	92,668	3,961,557
Cabot Corp.	51,000	1,353,540
		5,315,097
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.7%
ALLTEL Corp.	1,756	89,556
Sprint Corp. - FON Group	97,300	1,408,904
WorldCom, Inc.:
- MCI Group	5,970	1,075
- WorldCom Group (a)	149,268	20,599
		1,520,134
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.1%
Sprint Corp. - PCS Group Series 1 (a)	48,600	$ 212,868
TOTAL TELECOMMUNICATION SERVICES		1,733,002
TOTAL COMMON STOCKS (Cost $26,171,385)		204,986,101
Cash Equivalents - 1.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.07%, dated 12/31/02 due 1/2/03) (Cost $2,196,000)	$ 2,196,130	2,196,000
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $28,367,385)		207,182,101
NET OTHER ASSETS - 0.1%		305,968
NET ASSETS - 100%		$ 207,488,069
Legend
(a) Non-income producing
Other Information

Sales of securities, other than short-term securities, aggregated $25,208,635, which represents the current value of securities delivered in redemption of fund shares. The realized gain of $23,071,719 on securities delivered in redemption of fund shares is not taxable to the fund. There were no purchases of securities during the period.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $20,200 of which $20,100 and $100 will expire on December 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $2,196,000) (cost $28,367,385) - See accompanying schedule		$ 207,182,101
Cash		421
Dividends receivable		446,732
Total assets		207,629,254

Liabilities
Payable for fund shares redeemed	$ 1,687
Accrued management fee	98,451
Other payables and accrued expenses	41,047
Total liabilities		141,185

Net Assets		$ 207,488,069
Net Assets consist of:
Paid in capital		$ 28,663,494
Undistributed net investment income		30,028
Accumulated undistributed net realized gain (loss) on investments		(20,169)
Net unrealized appreciation (depreciation) on investments		178,814,716
Net Assets, for 1,064,764 shares outstanding		$ 207,488,069
Net Asset Value, offering price and redemption price per share ($207,488,069 ÷ 1,064,764 shares)		$ 194.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 4,054,038
Interest		40,508
Total income		4,094,546

Expenses
Management fee	$ 1,311,625
Transfer agent fees	171,344
Non-interested trustees' compensation	1,064
Custodian fees and expenses	12,323
Audit	30,028
Legal	3,015
Miscellaneous	11,494
Total expenses before reductions	1,540,893
Expense reductions	(1,127)	1,539,766
Net investment income (loss)		2,554,780
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		23,071,719
Change in net unrealized appreciation (depreciation) on investment securities		(70,789,231)
Net gain (loss)		(47,717,512)
Net increase (decrease) in net assets resulting from operations		$ (45,162,732)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,554,780	$ 2,705,445
Net realized gain (loss)	23,071,719	13,666,910
Change in net unrealized appreciation (depreciation)	(70,789,231)	(48,964,285)
Net increase (decrease) in net assets resulting from operations	(45,162,732)	(32,591,930)
Distributions to shareholders from net investment income	(2,545,448)	(2,678,618)
Reinvestment of distributions	701,889	778,914
Cost of shares redeemed	(25,328,453)	(14,214,556)
Net increase (decrease) in net assets resulting from share transactions	(24,626,564)	(13,435,642)
Total increase (decrease) in net assets	(72,334,744)	(48,706,190)

Net Assets
Beginning of period	279,822,813	328,529,003
End of period (including undistributed net investment income of $30,028 and undistributed net investment income of $20,696, respectively)	$ 207,488,069	$ 279,822,813
Other Information Shares
Issued in reinvestment of distributions	3,407	3,158
Redeemed	(114,819)	(57,876)
Net increase (decrease)	(111,412)	(54,718)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 237.91	$ 266.90	$ 272.16	$ 248.62	$ 211.50
Income from Investment Operations
Net investment income (loss) B	2.28	2.24	2.15	2.21	2.39
Net realized and unrealized gain (loss)	(42.97)	(28.98)	(5.21)	23.58	37.17
Total from investment operations	(40.69)	(26.74)	(3.06)	25.79	39.56
Distributions from net investment income	(2.35)	(2.25)	(2.20)	(2.25)	(2.44)
Net asset value, end of period	$ 194.87	$ 237.91	$ 266.90	$ 272.16	$ 248.62
Total Return A	(17.15)%	(10.05)%	(1.13)%	10.41%	18.74%
Ratios to Average Net Assets C
Expenses before expense reductions	.64%	.63%	.62%	.62%	.62%
Expenses net of voluntary waivers, if any	.64%	.63%	.62%	.62%	.62%
Expenses net of all reductions	.64%	.62%	.62%	.62%	.62%
Net investment income (loss)	1.05%	.92%	.81%	.84%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 207,488	$ 279,823	$ 328,529	$ 354,249	$ 358,689
Portfolio turnover rate	0%	3%	0%	1%	0%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Annual Report

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to redemptions in kind and capital loss carryforwards.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 183,352,206	|
Unrealized depreciation	(4,537,490)
Net unrealized appreciation (depreciation)	178,814,716
Undistributed ordinary income	30,028
Capital loss carryforward	(20,169)
Total Distributable earnings	$ 178,824,575
Cost for federal income tax purposes	$ 28,367,385

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 2,545,448	$ 2,678,618

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee equal to an annual rate of 6/10 of 1% of the fund's average net assets. In addition, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the fund's annual management fee rate was .54% of average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

5. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $574 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $72 and $481, respectively.

Annual Report

Report of Independent Accountants

To the Trustees and Shareholders of Fidelity Exchange Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Exchange Fund at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Exchange Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 7, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Exchange (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Exchange. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Exchange. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Exchange. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Exchange. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Exchange. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Exchange. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Exchange. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Exchange. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	120,636,585.11	93.655
Against	6,246,783.43	4.849
Abstain	515,207.06	0.401
Broker Non-Votes	1,411,392.15	1.095
TOTAL	128,809,967.75	100.00
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	126,371,996.39	98.107
Withheld	2,437,971.36	1.893
TOTAL	128,809,967.75	100.00
Ralph F. Cox
Affirmative	121,787,119.94	94.548
Withheld	7,022,847.81	5.452
TOTAL	128,809,967.75	100.00
Phyllis Burke Davis
Affirmative	121,787,119.94	94.548
Withheld	7,022,847.81	5.452
TOTAL	128,809,967.75	100.00
Robert M. Gates
Affirmative	126,371,996.39	98.107
Withheld	2,437,971.36	1.893
TOTAL	128,809,967.75	100.00
Abigail P. Johnson
Affirmative	125,539,083.89	97.461
Withheld	3,270,883.86	2.539
TOTAL	128,809,967.75	100.00
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	121,787,119.94	94.548
Withheld	7,022,847.81	5.452
TOTAL	128,809,967.75	100.00
Donald J. Kirk
Affirmative	125,460,176.39	97.399
Withheld	3,349,791.36	2.601
TOTAL	128,809,967.75	100.00
Marie L. Knowles
Affirmative	125,539,083.89	97.461
Withheld	3,270,883.86	2.539
TOTAL	128,809,967.75	100.00
Ned C. Lautenbach
Affirmative	126,371,996.39	98.107
Withheld	2,437,971.36	1.893
TOTAL	128,809,967.75	100.00
Peter S. Lynch
Affirmative	126,371,996.39	98.107
Withheld	2,437,971.36	1.893
TOTAL	128,809,967.75	100.00
Marvin L. Mann
Affirmative	125,460,176.39	97.399
Withheld	3,349,791.36	2.601
TOTAL	128,809,967.75	100.00
William O. McCoy
Affirmative	126,293,088.89	98.046
Withheld	2,516,878.86	1.954
TOTAL	128,809,967.75	100.00
William S. Stavropoulos
Affirmative	126,112,993.22	97.906
Withheld	2,696,974.53	2.094
TOTAL	128,809,967.75	100.00
*Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
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